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                                                                   EXHIBIT 10.28


                                    Cornell Capital Partners, LP
                                  101 Hudson Street, Suite 3700
                                        Jersey City, NJ 07302
                          Tel: (201) 985-8300/ Fax: (201) 985-8266

April 28, 2005



VIA FACSIMILE (847) 984-6201
Voyager One, Inc.
859 West End Court- Suite I
Vernon Hil1s, IL 60081


Attention:        Sebastien C. DuFort, President

          Re:     VOYAGER ONE, INC

Dear Mr. DuFort:

         Please be advised that we wi11 grant the company an extension to and including May 15, 2005 to have the registration statement, filed pursuant to the Investor Registration Rights Agreement dated May 14, 2004, declared effective by the Securities and Exchange Commission. This extension is effective as of today's date.





                                           Cornell Capital Partners, LP



                                           By:  /s/ Mark Angelo
                                                --------------------------------
                                           Name:  Mark Angelo
                                           Tit1e:   President